SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 23, 1998
(Date of earliest event reported)



               Residential Funding Mortgage Securities II, Inc.
            (Exact name of registrant as specified in its charter)


Delaware                           333-28025                        41-1808858
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


         8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota   55437
                    (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000







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                                    -2-



Item 7Financial Statements, Pro Forma Financial Information and Exhibits


      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits



Exhibit No.             Description

         25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee




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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES II, INC.

                                          By:
                                          Name: Diane S. Wold
                                          Title:Vice President




Dated: September 21, 1998



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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES II, INC.

                                          By:  /s/Diane S. Wold
                                          Name: Diane S. Wold
                                          Title:Vice President




Dated: September 21, 1998



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                                 EXHIBIT INDEX



      Exhibit
      Number      Description

      25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee


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                                EXHIBIT 25.1

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         -------------------------

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF
                 A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                -------------------------------------------
            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                 A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                  ----------------------------------------

                          THE CHASE MANHATTAN BANK
            (Exact name of trustee as specified in its charter)

New York                                                     13-4994650
(State of incorporation                                (I.R.S. employer
if not a national bank)                             identification No.)

270 Park Avenue
New York, New York                                                10017
(Address of principal executive offices)                     (Zip Code)

                             William H. McDavid
                              General Counsel
                              270 Park Avenue
                          New York, New York 10017
                            Tel: (212) 270-2611
         (Name, address and telephone number of agent for service)
               ---------------------------------------------
              Residential Funding Mortgage Securities II, Inc.
            (Exact name of obligor as specified in its charter)

Delaware                                                     41-1808858

(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification No.)

8400 Normandale Lake Boulevard
Minneapolis, MN                                                   55437

(Address of principal executive offices)                     (Zip Code)
                -------------------------------------------
                      Home Equity Loan - Backed Notes
                    (Title of the indenture securities)



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                                  GENERAL

Item 1.General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

New York State Banking Department, State House, Albany, New York  12110.

Board of Governors of the Federal Reserve System, Washington, D.C., 20551

Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

Federal Deposit Insurance Corporation, Washington, D.C., 20429.


      (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2. Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.






















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Item 16. List of Exhibits

        List  below  all  exhibits   filed  as  a  part  of  this  Statement  of
Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.)

        3.  None,   authorization  to  exercise  corporate  trust  powers  being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.)

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank.)

        8. Not applicable.

        9. Not applicable.




















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                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the __ day of September, 1998.

                                 THE CHASE MANHATTAN BANK

                                 By /s/Mark McDermott
                                    Mark McDermott
                                    Trust Officer








































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                        Exhibit 7 to Form T-1


                          Bank Call Notice

                       RESERVE DISTRICT NO. 2
                 CONSOLIDATED REPORT OF CONDITION OF

                      The Chase Manhattan Bank
            of 270 Park Avenue, New York, New York 10017
               and Foreign and Domestic Subsidiaries,
               a member of the Federal Reserve System,

             at the close of business June 30, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                               Dollar Amounts
               ASSETS                       in Millions


Cash and balances due from depository institutions:
   Noninterest-bearing balances and
   currency and coin ......................................... ...$  12,546
   Interest-bearing balances .............................. ..........6,610
Securities:  .....................................................
Held to maturity securities....................................... ...2,014
Available for sale securities................................... ....46,342
Federal funds sold and securities purchased under
   agreements to resell ....................................... .....27,489
Loans and lease financing receivables:
   Loans and leases, net of unearned income    $129,281
   Less: Allowance for loan and lease losses      2,796
   Less: Allocated transfer risk reserve ......       0
                                          -------------
   Loans and leases, net of unearned income,
   allowance, and reserve ..........................................126,485
Trading Assets ..................................................... 58,015
Premises and fixed assets (including capitalized
   leases)............................................................3,001
Other real estate owned .............................................   260
Investments in unconsolidated subsidiaries and
   associated companies.................................................255
Customers' liability to this bank on acceptances
   outstanding ...................................................... 1,245
Intangible assets ................................................... 1,492
Other assets ........................................................16,408

TOTAL ASSETS ..................................................... $302,162
                                                                   =========









                                  1

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                             LIABILITIES

Deposits
   In domestic offices ................................................$99,347
   Noninterest-bearing ................................. $41,566
   Interest-bearing ....................................  57,781
   In foreign offices, Edge and Agreement,
   subsidiaries and IBF's ..............................................80,602
   Noninterest-bearing .............................. ...$ 4,109
   Interest-bearing ....................................  76,493

Federal funds purchased and securities sold under agree-
ments to repurchase ................................................... 37,760
Demand notes issued to the U.S. Treasury ........................ .......1,000
Trading liabilities ................................................... 42,941

Other borrowed money (includes mortgage indebtedness
   and obligations under capitalized leases):
   With a remaining maturity of one year or less ........... ............4,162
   With a remaining maturity of more than one year .
          through three years..............................................213
      With a remaining maturity of more than three years............ ......106
Bank's liability on acceptances executed and outstanding ................1,245
Subordinated notes and debentures ..................................... .5,408
Other liabilities ..................................................... 11,796

TOTAL LIABILITIES .................................................... 284,580
                                                                       =======
                           EQUITY CAPITAL

Perpetual preferred stock and related surplus ...............................0
Common stock ........................................................... 1,211
Surplus  (exclude all surplus related to preferred stock)... ...........10,441
Undivided profits and capital reserves ................................. 5,916
Net unrealized holding gains (losses)
on available-for-sale securities .......................................... (2)
Cumulative foreign currency translation adjustments ......... ..............16

TOTAL EQUITY CAPITAL ................................................. .17,582
                                                                        ------
TOTAL LIABILITIES AND EQUITY CAPITAL ................................ $302,162
                                                                    ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                        JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                        WALTER V. SHIPLEY          )
                        THOMAS G. LABRECQUE ) DIRECTORS
                        WILLIAM B. HARRISON, JR.)






                                  2

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